Exhibit 10.26

Execution Version

Confidential

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed; and is indicated with brackets where the information has been omitted from the filed version of this exhibit.

DatedFebruary 28, 2020

Tilray, INC.

Tilray Canada Ltd.

High Park Farms Ltd.

1197879 B.C. Ltd.

FHF Holdings LTD.

Fresh Hemp Foods Ltd.

MANITOBA HARVEST USA, LLC

High Park Gardens Inc.

Natura Naturals Holdings Inc.

Natura Naturals Inc.

Dorada Ventures, Ltd.

High Park Shops Inc.

and

BRIDGING FINANCE INC.

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Execution Version

guarantee

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Contents

SectionPage

Article 1 Guarantee1

1.1	Guarantee1
1.2	Indemnity1
1.3	Primary Obligation2
1.4	Absolute Liability2

Article 2 Enforcement3

2.1	Payment on Demand3
2.2	Amount of Guaranteed Obligations4
2.3	Interest4
2.4	Assignment and Postponement4
2.5	Remedies4
2.6	No Prejudice to Lender or Agent5
2.7	Suspension of Guarantor Rights5
2.8	No Subrogation6
2.9	No Set-off by Guarantor6
2.10	Successors of the Borrower6
2.11	Continuing Guarantee and Continuing Obligations6
2.12	Supplemental Security7
2.13	Security for Guarantee7
2.14	Right of Set-off7
2.15	Interest Act (Canada)7
2.16	Judgment Currency8

Article 3 Representations and Warranties8

3.1	No Conflict or Breach8
3.2	Corporate and Other Authorizations8
3.3	Execution and Binding Obligation9

Article 4 Taxes and Other Taxes9

4.1	Taxes and Other Taxes9
4.2	Payment of Other Taxes9
4.3	Tax Indemnity10
4.4	Entitlement to Exemption10
4.5	Survival10
4.6	Definitions10

Article 5 General12

5.1	Notices, Etc.12
5.2	Defined Terms13
5.3	Gender and Number13
5.4	Headings, etc.13
5.5	Currency13
5.6	No Merger, Survival of Representations and Warranties13
5.7	Time of Essence13
5.8	No Collateral Promises13
5.9	Further Assurances14
5.10	Payment of Expenses14
5.11	Amendment14
5.12	Waivers, etc.14
5.13	Successors and Assigns14
5.14	Severability15
5.15	Governing Law15
5.16	Counterparts and Electronic Delivery15

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Contents

SectionPage

5.17	Copy of Guarantee15

Schedule A GUARANTOR SECURITY1

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THIS GUARANTEE is dated February 28, 2020 and made between:

(1)	Each of the parties listed on the signature pages hereto under the heading GUARANTORS (each a Guarantor, collectively the Guarantors); and
(2)	Bridging Finance Inc.

RECITALS:

(A)

Bridging Finance Inc., as agent (in such capacity, the Agent) for and on behalf of any of the funds managed or co-managed by Bridging Finance Inc. (collectively, together with Bridging Finance Inc. in its capacity as a lender, the Lender) has agreed to make certain credit facilities available to the Borrower upon the terms and conditions contained in a credit agreement among, inter alia the, Borrower, the Guarantors, the Agent and the Lender dated as of this date (such credit agreement as it may at any time or from time to time, be amended, supplemented, restated or replaced, the Credit Agreement).

(B)

The Guarantors have agreed with the Lender and the Agent to guarantee the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Lender and the Agent arising pursuant to, or in respect of, the Credit Agreement and the other Credit Documents.

(C)

The Guarantors have executed and delivered to the Agent, the Guarantor Security Agreements (as hereinafter defined) as continuing collateral security for the obligations of the Guarantor under this Guarantee.

(D)	The Guarantors consider it to be in their best interests to provide this Guarantee and the Guarantor Security Agreements.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor agrees as follows.

Article 1
Guarantee

1.1	Guarantee

The Guarantors irrevocably and unconditionally guarantee to and in favour of the Lender and the Agent by way of a continuing guarantee, the due and punctual payment and performance, whether at stated maturity, by acceleration or otherwise, of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Lender and the Agent or any one of them arising pursuant to, or in respect of, the Credit Agreement and the other Credit Documents (such obligations, the Guaranteed Obligations).

1.2	Indemnity

If any or all of the Guaranteed Obligations are not paid or performed by the Borrower and are not paid or performed by the Guarantors under Section 1.1 for any reason whatsoever, the Guarantors will, as a separate and distinct obligation, indemnify and save harmless each of the Lender and the Agent from and against all losses, costs and expenses suffered

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or incurred by such Lender or Agent arising from, or in connection with, or as a result of (a) any of the provisions of the Credit Agreement or any of the Credit Documents being or becoming void, voidable, unenforceable or invalid, or (b) the failure of the Borrower to fully and promptly pay or perform any of the Guaranteed Obligations.

1.3	Primary Obligation

If any or all of the Guaranteed Obligations are not paid or performed by the Borrower and are not paid or performed by the Guarantors under Section 1.1 or the Lender or the Agent are not indemnified under Section 1.2, in each case, for any reason whatsoever, such Guaranteed Obligations will, as a separate and distinct obligation, be paid and performed by the Guarantors as primary obligors immediately upon written demand to the Guarantors by the Agent for such payment or performance.

1.4	Absolute Liability

The Guarantors agree that the liability of the Guarantors under Section 1.1, Section 1.2 and Section 1.3 is absolute and unconditional and the obligations of the Guarantors in this Guarantee shall remain in full force and effect until all Guaranteed Obligations have been validly, finally and irrevocably paid in full or this Guarantee has been released.  The liability and obligations of the Guarantors in this Guarantee shall not be affected by any matter or thing which but for this provision might operate to affect such liability or obligations, including:

(a)	the lack of validity or enforceability of any term of a Credit Document;
(b)

any contest by the Borrower or any other Person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Credit Documents or the perfection or priority of any security interest granted to the Agent or the Lender by the Borrower or any other Person;

(c)	any taking or failure to take a security interest by the Agent or the Lender or any loss of, or loss of value of, any security interest granted to the Agent or any of the Lender;
(d)	any defence, counter-claim or right of set-off available to the Borrower or any other Person;
(e)

any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Borrower, the Guarantors or any other Person or any reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of the Borrower, the Guarantors or any other Person or their respective businesses;

(f)

any extension of time or times for payment or performance of the Guaranteed Obligations or any releases, variations or indulgences which the Lender or the Agent may grant to the Borrower or any other Person or any extinguishment of all or any part of the Guaranteed Obligations by operation of law;

(g)	any dealings with the security interests which the Lender or the Agent hold or may hold pursuant to the Credit Documents, including the taking, giving up or exchange

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of security interests or any collateral subject thereto, the variation or realization thereof, the accepting of compositions and the granting of releases and discharges;
(h)

any limitation of status or power, disability, incapacity or other circumstance relating to the Borrower, the Guarantors or any other Person, including any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, winding-up or other like proceeding involving or affecting the Borrower, the Guarantors or any other Person or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantors have notice or knowledge of any of the foregoing;

(i)

any impossibility, impracticability, frustration of purpose, force majeure or illegality of any of the Credit Documents or the Borrower’s or Guarantors’ performance in respect thereof, or the occurrence of any change in the law of any jurisdiction or by any present or future action of any Governmental Authority that amends, varies, reduces or otherwise affects, or purports to amend, vary, reduce or otherwise affect, any of the Guaranteed Obligations or the obligations of the Guarantors under this Guarantee, or the obtaining of any court order that amends, varies, reduces or otherwise affects any of the Guaranteed Obligations or the obligations of the Guarantors under this Guarantee;

(j)

any invalidity, non-perfection or unenforceability of any security interest held by the Agent or the Lender, or any exercise or enforcement of, or failure to exercise or enforce, security interests, or any irregularity or defect in the manner or procedure by which the Agent and the Lender realize on such security interest;

(k)	the assignment of all or any part of the benefits of this Guarantee; and
(l)

any other circumstances which might otherwise constitute a defence available to, or a discharge of, the Guarantors, the Borrower or any other Person in respect of the Guaranteed Obligations or this Guarantee.

Article 2
Enforcement

2.1	Payment on Demand
(a)

The obligation of the Guarantors to pay the amount of the Guaranteed Obligations and all other amounts payable by it to the Agent and the Lender under this Guarantee arises, and the Guarantors shall make such payments, immediately after demand for same is made in writing to it by the Agent.

(b)

If acceleration of the time for payment of any amount payable by the Borrower in respect of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, arrangement or reorganization of the Borrower or any moratorium affecting the payment of the Guaranteed Obligations all such amounts that would otherwise be subject to acceleration will nonetheless be payable by the Guarantors forthwith on demand by the Lender.

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2.2	Amount of Guaranteed Obligations

Any account settled or stated by or among the Lender, the Agent and the Borrower, or if any such account has not been settled or stated immediately before demand for payment under this Guarantee, any account stated by the Agent shall, in the absence of manifest mathematical error, be accepted by the Guarantors as conclusive evidence of the amount of the Guaranteed Obligations which is due by the Borrower to the Lender and the Agent or remains unpaid by the Borrower to the Lender and the Agent.

2.3	Interest

The liability of the Guarantors bears interest from the date of demand at the rate or rates of interest then applicable to the Guaranteed Obligations under, and calculated in the manner provided in, the Credit Documents (including any adjustment to give effect to the provisions of the Interest Act (Canada)).

2.4	Assignment and Postponement
(a)

All obligations, liabilities and indebtedness among the Borrower and the Guarantors of any nature whatsoever and all security therefor (the Intercorporate Indebtedness) are hereby assigned and transferred to the Agent as continuing and collateral security for the Guarantors’ obligations under this Guarantee.  Until notice by the Agent that the Guaranteed Obligations are due and payable, the Guarantors may receive payments in respect of the Intercorporate Indebtedness in accordance with its terms.  The Guarantors shall not assign all or any part of the Intercorporate Indebtedness to any Person other than the Agent or the Lender.

(b)

Upon the occurrence and during the continuance of an Event of Default, all Intercorporate Indebtedness shall be held in trust for the Lender and the Agent and shall be collected, enforced or proved subject to, and for the purpose of, this Guarantee and any payments received by the Guarantors in respect of the Intercorporate Indebtedness shall be segregated from other funds and property held by the Guarantors and immediately paid to the Agent on account of the Guaranteed Obligations.

(c)

Upon the occurrence and during the continuance of an Event of Default, the Lender and the Agent shall be entitled to receive payment of the Guaranteed Obligations in full before the Guarantors are entitled to receive any payment on account of any obligations, liabilities and indebtedness of the Borrower to the Guarantors of any nature whatsoever (the Intercorporate Indebtedness).  In such case, the Intercorporate Indebtedness shall not be released by the Guarantors without the Agent’s prior written consent.  The Guarantors shall not permit the prescription of the Intercorporate Indebtedness by any statute of limitations or ask for or obtain any security interest or negotiable paper for, or other evidence of, the Intercorporate Indebtedness except for the purpose of delivering the same to the Agent.

2.5	Remedies

The Agent and the Lender need not seek or exhaust their recourse against the Borrower or any other Person or realize on any security interest they may hold in respect of the

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Guaranteed Obligations before being entitled to (a) enforce payment and performance under this Guarantee, or (b) pursue any other remedy against the Guarantors.  Should the Agent or the Lender elect to realize on any security interest they hold, either before, concurrently with, or after demand for payment under this Guarantee, the Guarantors shall have no right of discussion or division.

2.6	No Prejudice to Lender or Agent

The Lender and the Agent are not prejudiced in any way in the right to enforce any provision of this Guarantee by any act or failure to act on the part of the Borrower, the Lender or the Agent.  The Agent and the Lender may, at any time and from time to time, in such manner as they may determine is expedient, without any consent of, or notice to, the Guarantors, and without impairing or releasing the obligations of the Guarantors, (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, all or any part of, the Guaranteed Obligations, (b) renew, determine, vary or increase any credit or credit facilities to, or the terms or conditions in respect of any transaction with, the Borrower or any other Person, (c) release, compound or vary the liability of the Borrower or any other Person liable in any manner under or in respect of the Guaranteed Obligations, (d) accept compromises or arrangements from any Person; (e) exercise or enforce or refrain from exercising or enforcing any right or security interest against the Borrower or any other Person, (f) apply any sums from time to time received to the Guaranteed Obligations or any part thereof, and change any such application in whole or in part from time to time, and (g) otherwise deal with, or waive or modify their right to deal with, any Person and security interest.  In their dealings with the Borrower, the Agent and the Lender need not enquire into the authority or power of any Person purporting to act for or on behalf of the Borrower.

2.7	Suspension of Guarantor Rights

The Guarantors shall not exercise any rights which it may at any time have by reason of the performance of any of its obligations under this Guarantee to (a) be indemnified by the Borrower, (b) claim contribution from any other Guarantor of the debts, liabilities or obligations of the Borrower, or (c) take the benefit of any rights of the Lender or the Agent under any of the Credit Documents.

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2.8	No Subrogation

The Guarantors irrevocably waive any claim, remedy or other right which they now have or may hereafter acquire against the Borrower that arises from the existence, payment, performance or enforcement of the Guarantors’ obligations under this Guarantee, including any right of subrogation, reimbursement, exoneration, indemnification or any right to participate in any claim or remedy of the Lender or the Agent against the Borrower or any collateral which the Lender or the Agent now have or hereafter acquire, whether or not such claim, remedy or other right is reduced to judgment or is liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law.  The Guarantors further agree that the Borrower is an intended third party beneficiary of the Guarantors’ waiver contained in this Section 2.8.  If any amount is paid to the Guarantors in violation of the preceding sentence and, at such time, the Lender’s and the Agent’s claims against the Borrower in respect of the Guaranteed Obligations have not been paid in full, any amount paid to the Guarantors will be deemed to have been paid to the Guarantors for the benefit of, and held in trust for, the Lender and the Agent, and must immediately be paid to the Agent to be credited and applied upon such Guaranteed Obligations.  The Guarantors acknowledge that they will receive direct and indirect benefits from the transactions contemplated by this Guarantee and that the waiver set forth in this Section 2.8 is knowingly made in contemplation of such benefits.

2.9	No Set-off by Guarantor

To the fullest extent permitted by law, the Guarantors shall make all payments under this Guarantee without regard to any defence, counter-claim or right of set-off available to it.

2.10	Successors of the Borrower

Any change or changes in the name of or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of the Borrower or its business will not affect or in any way limit or lessen the liability of the Guarantors under this Guarantee or under the Guarantor Security Agreements.  This Guarantee and the Guarantor Security Agreements extends to any Person acquiring, or from time to time carrying on, the business of the Borrower.

2.11	Continuing Guarantee and Continuing Obligations

The obligations of the Guarantors under Section 1.1 is a continuing guarantee and the obligations of the Guarantors under Section 1.2 and Section 1.3 are continuing obligations.  Each of Sections 1.1, 1.2 and 1.3 extends to all present and future Guaranteed Obligations, applies to and secures the ultimate balance of the Guaranteed Obligations due or remaining due to the Agent and the Lender and is binding as a continuing obligation of the Guarantors until the Agent releases the Guarantors.  This Guarantee will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or the Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

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2.12	Supplemental Security

This Guarantee is in addition and without prejudice to and supplemental to all other guarantees and security interests held or which may hereafter be held by the Lender or the Agent.

2.13	Security for Guarantee

The Guarantors acknowledge that this Guarantee is intended to secure payment and performance of the Guaranteed Obligations and that the payment and performance of the Guaranteed Obligations and the other obligations of the Guarantors under this Guarantee are secured by the agreements described in Schedule A (collectively, the Guarantor Security Agreements).

2.14	Right of Set-off

The Agent and each of the Lender are authorized by the Guarantors at any time and from time to time and may, to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or the Lender to or for the credit or the account of the Guarantors against any and all of the obligations of the Guarantors now or hereafter existing irrespective of whether or not (a) the Lender or the Agent have made any demand under this Guarantee, or (b) any of the obligations comprising the Guaranteed Obligations are contingent or unmatured.  The rights of the Agent and the Lender under this Section 2.14 are in addition and without prejudice to and are supplemental to other rights and remedies which the Agent and the Lender may have.

2.15	Interest Act (Canada)

The Guarantors acknowledge that certain of the rates of interest applicable to the Guaranteed Obligations may be computed on the basis of a year of 360 days or 365 days, as the case may be and paid for the actual number of days elapsed.  For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate determined pursuant to such calculation, when expressed as an annual rate is equivalent to (a) the applicable rate based on a year of 360 days or 365 days, as the case may be, (b) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends, and (c) divided by 360 or 365, as the case may be.

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2.16	Judgment Currency
(a)

If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of the Guaranteed Obligations or any other amount due to a Lender or the Agent in respect of the Guarantors’ obligations under this Guarantee in any currency (the Original Currency) into another currency (the Other Currency), the Guarantors, to the fullest extent that it may effectively do so, agrees that the rate of exchange used will be that at which, in accordance with normal banking procedures, the Lender or the Agent, as the case may be, could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

(b)

The obligations of the Guarantors in respect of any sum due in the Original Currency from it to the Agent or any Lender will, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Agent or a Lender of any sum adjudged to be so due in such Other Currency the Agent or such Lender may, in accordance with its normal banking procedures, purchase the Original Currency with such Other Currency.  If the amount of the Original Currency so purchased is less than the sum originally due to the Agent or the Lender in the Original Currency, the Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or such Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Agent or such Lender in the Original Currency, the Agent or the Lender, as applicable, agrees to remit such excess to the Guarantors.

Article 3
Representations and Warranties

The Guarantors represent and warrant to the Agent and each Lender, acknowledging and confirming that the Agent and each Lender is relying on such representations and warranties without independent inquiry, as follows.

3.1	No Conflict or Breach

The execution and delivery by the Guarantors of the Guarantee and each of the Guarantor Security Agreements and the performance by it of their obligations thereunder do not and will not (a) conflict with or result in a breach or violation of any (i) of their constating documents, (ii) applicable law, (iii) contractual restriction binding on or affecting them or their properties, or (iv) judgment, injunction, determination or award which is binding on them, or (b) result in, require or permit the acceleration of the maturity of any indebtedness binding on or affecting the Guarantors.

3.2	Corporate and Other Authorizations

The execution and delivery by the Guarantors of the Guarantee and each of the Guarantor Security Agreements and the performance by them of their obligations thereunder have been duly authorized by all necessary corporate or limited liability company action.  No authorization, consent, approval, registration, qualification, designation, declaration or filing with any Governmental Authority or other Person, is or was necessary in connection with the execution, delivery and performance of obligations by the Guarantors under the

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Guarantee and each of the Guarantor Security Agreements except as are (i) in full force and effect, unamended, at the date of this Guarantee or (ii) as provided for in such Guarantor Security Agreement.

3.3	Execution and Binding Obligation

This Guarantees and each of the Guarantor Security Agreements have been duly executed and delivered by the Guarantors and constitute legal, valid and binding obligations of the Guarantors, enforceable against them in accordance with their respective terms.

Article 4
Taxes and Other Taxes

4.1	Taxes and Other Taxes

All payments to the Agent or a Lender by the Guarantors under this Guarantee or under any of the Guarantor Security Agreements shall be made free and clear of, and without deduction or withholding for, any and all Taxes except as required by applicable aw to be deducted or withheld.  If the Guarantors are required by applicable law to deduct or withhold any Indemnified Taxes from, or in respect of, any amount payable under this Guarantee or under any of the Guarantor Security Agreements (a) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this Article 4), the Agent or the relevant Lender receives an amount equal to the amount it would have received if no such deduction or withholding had been made, (b) the Guarantors shall make such deductions or withholdings, (c) the Guarantors shall immediately pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and (d) the Guarantors shall deliver to the Agent or such Lender as soon as practicable after it has made such payment (i) a copy of any receipt issued by the Governmental Authority evidencing the payment of all amounts required to be deducted or withheld from the sum payable hereunder, or (ii) if such a receipt is not available from such Governmental Authority, notice of the payment of the amount deducted or withheld.

4.2	Payment of Other Taxes

The Guarantors agree to immediately pay any Other Taxes which arise from any payment made by the Guarantors under this Guarantee or under any of the Guarantor Security Agreements or from the execution, delivery or registration of, or otherwise with respect to, this Guarantee or any of the Guarantor Security Agreements.

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4.3	Tax Indemnity
(a)

The Guarantors shall indemnify the Lender and the Agent for the full amount of Indemnified Taxes or Other Taxes paid by the Lender or the Agent and any liability (including penalties, interest and expenses) arising from, or with respect to, such Indemnified Taxes or Other Taxes, whether or not they were correctly or legally asserted.  In addition, the Guarantors shall indemnify the Lender and the Agent for any Taxes, Other Taxes or tax based on or measured by the overall net income of a Lender or the Agent (Net Income Taxes) imposed by any jurisdiction on or with respect to any increased amount payable by the Guarantors under Section 4.1 or any payment or indemnity payable by such Guarantors under Section 4.2 or this Section 4.3. Payment under this indemnification shall be made within 30 days from the date the relevant Lender or the Agent makes written demand for it.  A certificate as to the amount of such Indemnified Taxes or Other Taxes submitted to the Guarantors by such Lender is conclusive evidence, absent manifest error, of the amount due from the Guarantors to such Lender.

(b)

The Guarantors shall furnish to the relevant Lender and the Agent the original or a certified copy of a receipt evidencing payment of Indemnified Taxes or Other Taxes made by the Guarantors within 30 days after the date of any payment of Indemnified Taxes or Other Taxes.

4.4	Entitlement to Exemption

If a Lender or the Agent is entitled to an exemption from, or reduction of, withholding tax under the law of the jurisdiction in which a Guarantor is resident for tax purposes, or any treaty to which that jurisdiction is a party, with respect to payments under this Guarantee, it shall, at the request of that Guarantor, deliver to the Guarantor, at the time or times prescribed by applicable law or reasonably requested by the Guarantor, all properly completed and executed documentation prescribed by applicable law that will permit the payments to be made without withholding or at a reduced rate of withholding.  In addition, the Lender or the Agent, if requested by the Guarantor, shall deliver other documentation prescribed by applicable law or reasonably requested by the Guarantor that will enable the Guarantor to determine whether or not a Lender or the Agent is subject to withholding or information reporting requirements.

4.5	Survival

The provisions of this Article 4 survive the termination of this Guarantee.

4.6	Definitions

In this Article 4 words and expressions have the following meanings:

Excluded Taxes means any of the following Taxes imposed on, or with respect to, a Lender or the Agent or required to be withheld or deducted from a payment to such Lender or the Agent:

(a)

Taxes imposed on, or measured by, its net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of that recipient being organized under the laws of, or having its principal office or, in

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the case of a Lender or the Agent, its applicable lending office located in the jurisdiction imposing the Tax (or any political subdivision of the jurisdiction) or (ii) that are Other Connection Taxes;

(b)	any FATCA Withholding Tax;
(c)

any Taxes imposed by reason of a Lender or the Agent not dealing at arm’s length with the Borrower or the Guarantors for purposes of the ITA or a Lender or the Agent being a “specified non-resident shareholder” as defined in subsection 18(5) of the ITA.

FATCA Withholding Tax means any United States federal withholding tax imposed or collected pursuant to sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the Code), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of those sections of the Code.

Indemnified Taxes means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of, any obligation of the Guarantors under this Guarantee or under any of the Guarantor Security Agreements, and (b) to the extent not otherwise described in (a), Other Taxes.

Other Connection Taxes means Taxes imposed as a result of a present or former connection between the Agent or a Lender and the jurisdiction imposing the Tax (other than connections arising from such Lender or the Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Guarantee or the Guarantor Security Agreements, or sold or assigned an interest in any Advance or Credit Document).

Other Taxes means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Guarantee or the Guarantor Security Agreements.

Taxes means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable to them.

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Article 5
General

5.1	Notices, Etc.

Any notice, consent, waiver, demand or other communication given under this Guarantee or any Guarantor Security Agreement shall be in writing and given by delivering it or sending it by facsimile or other similar form of recorded electronic communication addressed:

(a)	to the Guarantors at:

495 Wellington St W, Unit 250, Toronto, ON M5V 1G1

Attention: Michael Kruteck
Facsimile: [***]
Email:  [***]

with a copy (which shall not constitute notice to the Guarantors) to:

the Guarantors’ solicitors

Cassels Brock & Blackwell LLP
Suite 2100, Scotia Plaza, 40 King St. W
Toronto, ON  M5H 3C2 Canada

Attention:  Chuck Rich
Email: [***]

(b)	to the Agent, on behalf of itself and each of the Lender, at:

Bridging Finance Inc.
77 King Street West Suite 2925
P.O. Box 322,
Toronto ON M5K 1K7
Canada

Attention:  Graham Marr
Email:  [***]

with a copy (which shall not constitute notice to the Agent) to:

the Agent’s solicitors

Norton Rose Fulbright Canada LLP
222 Bay Street, Suite 3000, P.O. Box 53
Toronto ON M5K 1E7
Canada

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Attention:  David Amato
Facsimile:  [***]
Email:  [***]

Any such communication shall be deemed to have been validly and effectively given if (a) delivered personally or by courier, on the day of delivery if such day is a Business Day and delivery was made prior to 4 pm (Toronto time), otherwise on the next Business Day, or (b) transmitted by facsimile or another means of electronic communication on the day of transmission if such day is a Business Day and transmission was made prior to 4 pm (Toronto time), otherwise on the next Business Day.  Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the Party at its changed address.

5.2	Defined Terms

Capitalized terms used in this Guarantee and not otherwise defined have the respective meanings given to them in the Credit Agreement.

5.3	Gender and Number

Any reference in this Guarantee to gender includes all genders and words importing the singular include the plural and vice versa.

5.4	Headings, etc.

The inclusion of a table of contents, the division of this Guarantee into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect or be used in the construction or interpretation of this Guarantee.

5.5	Currency

All monetary amounts in this Guarantee, unless otherwise specifically indicated, are stated in Canadian currency.

5.6	No Merger, Survival of Representations and Warranties

The representations and warranties of the Guarantors in this Guarantee survive the execution and delivery of this Guarantee and notwithstanding any investigation made by or on behalf of the Agent or the Lender, continue in full force and effect.

5.7	Time of Essence

Time is of the essence in this Guarantee and the time for performance of the obligations of the Guarantors under this Guarantee may be strictly enforced by the Agent.

5.8	No Collateral Promises

This Guarantee shall not be subject to or affected by any promise or condition affecting or limiting the liability of the Guarantors except as expressly set out in this Guarantee.  No statement, representation, agreement or promise on the part of the Agent, a Lender or any officer, employee or agent thereof, unless set out in this Guarantee, forms any part of

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this Guarantee or any Credit Document or has induced its creation or shall be deemed in any way to have affected the liability of the Guarantors.

5.9	Further Assurances

The Guarantors will do all acts and things and execute and deliver, or cause to be executed and delivered, all documents and instruments that the Agent or any of the Lender may reasonably request to (a) give full effect to this Guarantee and the Guarantor Security Agreements, and (b) to perfect and preserve the rights and powers of the Agent and the Lender under this Guarantee and the Guarantor Security Agreements.

5.10	Payment of Expenses

The Guarantors will pay on demand, and will indemnify and save the Agent and the Lender harmless from, any and all reasonable costs and expenses (including reasonable and documented legal fees and expenses) (a) incurred by or on behalf of the Agent and the Lender in the administration or enforcement of this Guarantee, or (b) with respect to, or resulting from, any failure or delay by the Guarantors in performing or observing any of its obligations under this Guarantee.

5.11	Amendment

This Guarantee may only be amended, supplemented or otherwise modified by written agreement of the Agent and the Guarantors.

5.12	Waivers, etc.
(a)

No consent or waiver by the Agent or the Lender in connection with this Guarantee is binding unless made in writing and signed by an authorized officer of the Agent.  Any consent or waiver given under this Guarantee is effective only in the specific instance and for the specific purpose for which it was given.  No waiver of any of the provisions of this Guarantee constitutes a waiver of any other provision.

(b)

A failure or delay on the part of the Agent or the Lender in exercising a right or remedy under this Guarantee or the Guarantor Security Agreements does not operate as a waiver of, or impair, any rights or remedies of the Agent or the Lender however arising.  A single or partial exercise of a right or remedy on the part of the Agent or the Lender does not preclude any other or further exercise of that right or remedy or the exercise of any other rights or remedies by the Agent or the Lender.

5.13	Successors and Assigns

This Guarantee is binding upon the Guarantors, their successors and assigns, and enures to the benefit of the Lender, the Agent and their respective successors and permitted assigns.  All rights of the Agent and the Lender are assignable without any requirement of consent on the part of the Guarantors and in any action brought by an assignee to enforce any such right, the Guarantors shall not assert against the assignee any claim or defence which the Guarantors now has or hereafter may have against the Agent or any of the Lender.  The Guarantors may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Agent.

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5.14	Severability

If any provision of this Guarantee is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable that provision will be severed from this Guarantee and the remaining provisions will continue in full force and effect, without limitation.

5.15	Governing Law
(a)	This Guarantee is governed by and is to be interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
(b)

The Guarantors irrevocably and unconditionally (i) submit to the non-exclusive jurisdiction of the courts of Ontario located in Toronto, (ii) agree that all claims in respect of any suit, action or proceeding may be heard and determined in such court, and (iii) waive, to the fullest extent permitted by law, any objection which they may have based upon doctrines of venue or forum incoveniens.

5.16	Counterparts and Electronic Delivery

This Guarantee may be executed in any number of separate counterparts and all such signed counterparts will together constitute one and the same instrument.  To evidence its execution of an original counterpart of this Guarantee, a party may send a copy of its signature on the execution page hereof to the other party by facsimile or other means of recorded electronic transmission (including in PDF form) and such transmission shall constitute valid delivery of an executed copy of this Guarantee to the receiving party.

5.17	Copy of Guarantee

The Guarantors acknowledge receipt of an executed copy of this Guarantee.

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IN WITNESS WHEREOF the Guarantors have executed and delivered this Guarantee.

GUARANTORS

Tilray, Inc.
By:	“Brendan Kennedy”
Chief Executive Officer

Tilray Canada Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

High Park Farms Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

1197879 B.C. Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

FHF Holdings Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

Signature page to Canadian Guarantee

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Fresh Hemp Foods Ltd.
By:	“Mark Castaneda”
Treasurer
Manitoba Harvest USA, LLC
By:	“Brendan Kennedy”
Manager

Natura Naturals Holdings Inc.
By:	“Mark Castaneda”
Secretary

Natura Naturals Inc.
By:	“Mark Castaneda”
Secretary

Dorada Ventures, Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

Signature page to Canadian Guarantee

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High Park Gardens Inc.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

Signature page to Canadian Guarantee

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ACCEPTED and agreed by the Agent on its own behalf and for and on behalf of each of the Lender this 28th day of February, 2020.

Bridging Finance Inc., in its capacity as agent
By:	“Graham Marr”
Senior Managing Director, Portfolio Manager

Signature page to Canadian Guarantee

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Schedule A
GUARANTOR SECURITY

1	Canadian Security Agreement dated as of the date of this Guarantee, made between the Agent, the Borrower and all of the Guarantors party to this Guarantee.
2	US Pledge and Security Agreement dated as of the date of this Guarantee, made between the Agent and the following Guarantors:
(a)	Tilray, Inc.
(b)	Manitoba Harvest USA, LLC

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A-1